EXHIBIT 10.8

The Securities represented by this Debenture have not been registered under the Securities Act of 1933, as amended ("Act"), or applicable state securities laws ("State Acts") and shall not be sold, hypothecated, donated or otherwise transferred unless the Company shall have received an opinion of Legal Counsel for the Company, or such other evidence as may be satisfactory to Legal Counsel for the Company, to the effect that any such transfer shall not require registration under the Act and the State Acts.

                       PLAY BY PLAY TOYS & NOVELTIES, INC.

                           8.00% CONVERTIBLE DEBENTURE

$2,500,000                                                                 NO. 1
                           Date of Issue: JULY 3, 1997

         PLAY BY PLAY TOYS & NOVELTIES, INC., a Texas corporation (the "Company" or "Borrower"), for value received, promises to pay to:

                           Compass Bank, Custodian FBO
               RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

or to its order, (together with any assignee, jointly or severally, the "Holder" or "Lender") on or before June 30, 2004 (the "Due Date") (unless this Debenture shall have been sooner called for redemption or presented for conversion as herein provided), the sum of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000) (the "Principal Amount") and to pay interest on the Principal Amount at the rate of eight percent (8.00%) per annum as provided herein. The Principal Amount shall be payable in equal monthly payments commencing on June 30, 2000 and continuing through June 30, 2004. All payments of both principal and interest shall be made at the address of the Holder hereof as it appears in the books and records of the Borrower, or at such other place as may be designated by the Holder hereof. This Debenture shall rank PARI PASSU with all Indebtedness of the Borrower, other than the Senior Obligations and the Subordinated Debt.

         1. INTEREST: Interest on the Principal Amount outstanding from time to time shall accrue at the rate of 8.00% per annum and shall be payable in monthly installments commencing July 31, 1997, and subsequent payments shall be made on the last day of each month thereafter until the Principal Amount and all accrued and unpaid interest shall have been paid in full. Subject to Section 17 hereof, overdue principal and interest on the Debenture shall bear interest at the rate of 15% per annum.

         2. MATURITY: If not sooner paid, redeemed or converted, this Debenture shall mature on June 30, 2004 at which time all then remaining unpaid principal and all accrued and unpaid interest and any other charges then due under the Loan Agreement shall be due and payable in full. Upon the request of the Holder, this Debenture shall be prepaid (without premium or penalty) on a PRO RATA basis together with any prepayments of Indebtedness (other than Senior Obligations) which is PARI PASSU with or subordinated to the Debenture, except for payments of subordinated debt to the principal shareholder of the Company pursuant to
Section 2.02 of the Loan Agreement and former stockholders of Ace Novelty Co., Inc., but only if on the date of such prepayment the Borrower is not in compliance with Section 7.01 of the Loan Agreement.

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                           Issuers Initial __________
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         3. MANDATORY PRINCIPAL INSTALLMENTS: If this Debenture is not sooner redeemed or converted as provided hereunder, Borrower shall pay to Holder, commencing on June 30, 2000, and the last day of each successive month thereafter prior to maturity, mandatory principal redemption installments, each of such installments to be in the amount of Ten Dollars ($10) per Thousand Dollars ($1,000) of the then remaining principal amount of the Debenture and further, at maturity, shall make a final installment of all of the remaining unpaid Principal Amount balance due plus the amount of any unpaid interest and other charges then due. Each of such installments shall be applied in partial redemption of the Debenture when received by Holder.

         4. REDEMPTION BY HOLDER: (a) If at any time after the date hereof (i) the Company's Common Stock, no par value ("Common Stock"), is not listed for exchange on the NASDAQ National Market System ("National Market"), the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX"), or quoted on the NASDAQ Small Cap System ("Small Cap System"), (ii) any Person acquires more than a majority of the Common Stock, without the Required Lender's consent, or (iii) there is a change during any twelve-month period of at least two-thirds of the members of the Company's Board of Directors, without the Required Lender's consent, the Holder shall have the right for a period of sixty (60) days after the earlier of (y) the receipt of notice of any such event by the Company, or
(z) the occurrence of an event described in this paragraph, if no notice by the Company is given, to require this Debenture to be redeemed by the Company, upon thirty (30) days' notice by the Holder, at the sum equal to the Principal Amount, together with, subject to Section 17 hereof, an amount equal to an 18% annual yield on the Principal Amount through the date of redemption, but not in excess of the maximum amount permitted by applicable law.

         (b) In the event that the Company refunds, refinances or extends the maturity of the Indebtedness evidenced by the Senior Documents in an aggregate principal amount not in excess of $45.8 million and the Company is not in compliance with the agreed minimum financial ratios or standards set forth in
Section 7.01 of the Loan Agreement or would not be in compliance after giving effect thereto, the Holder shall have the right for a period of sixty (60) days after the earlier of (i) the receipt of the notice by the Company provided for in clause (i) of Section 6.01 of the Loan Agreement, or (ii) the occurrence of an event described in this paragraph, if no notice by the Company is given, to require this Debenture to be redeemed by the Company upon thirty (30) days' notice by the Holder, at 101% of par, together with all accrued and unpaid interest through the redemption date.

         (c) In the event that the Company incurs Senior Obligations in an aggregate principal amount not in excess of $45.8 million and the Company is not in compliance with the agreed minimum financial ratios or standards set forth in
Section 7.01 of the Loan Agreement or would not be in compliance after giving effect thereto, the Holder shall have the right for a period of sixty (60) days after the earlier of (i) the receipt of the notice by the Company provided for in clause (i) of Section 6.01 of the Loan Agreement, or (ii) the occurrence of an event described in this paragraph, if no notice by the Company is given, to require this Debenture to be redeemed by the Company upon thirty (30) days' notice by the Holder at 101% of par, together with all accrued and unpaid interest through the redemption date.

         5. OPTIONAL REDEMPTION BY COMPANY: (a) On any interest payment date, and after prior irrevocable notice as provided for below, this Debenture is redeemable, in whole but not in part, at 101% of par, together with accrued and unpaid interest, by the Company until June 30, 2000, if the closing bid price for the Common Stock averages at least $ 34.00 per share for the 20 consecutive trading days prior to the irrevocable notice and the Common Stock is listed or quoted on the National Market, the Small Cap System, AMEX or NYSE, and after June 30, 2000, if the following conditions are satisfied: (i) the closing bid price for the Common Stock averages at least $ 25.50 per share for the 20 consecutive trading days prior to the irrevocable notice and the Common Stock is listed or quoted on the National Market, the Small Cap System, AMEX or NYSE;
(ii) the market price at the date of irrevocable notice is supported by a price to earnings ratio of no greater than 30 times fully diluted net earnings per share of Common Stock, determined in accordance with generally accepted accounting principles, excluding any extraordinary gains or losses of the Borrower; (iii) the average (20 days) daily trading volume shall be no less than 25,000 shares; and (iv) the Borrower shall have filed a registration statement covering the shares of Common Stock issuable upon conversion of the Debenture, which shall have become effective. The foregoing

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                           Issuers Initial __________
earnings per share and bid price tests shall be duly adjusted for share splits, stock dividends, mergers, consolidations, and other recapitalizations. Redemption is subject to the Holder's prior right to conversion of the Debenture.

         (b) The Company may exercise its right to redeem the Debenture prior to maturity by giving notice (the "Redemption Notice") thereof to the Holder of this Debenture as such name appears on the books of the Borrower, which notice shall specify the terms of redemption (including the place at which the Holder may obtain payment), the total principal amount to be redeemed (such principal amount plus the premium thereon herein called the "Redemption Amount") and the date for redemption (the "Redemption Date"), which date shall not be less than 30 days nor more than 60 days after the date of the notice. On the Redemption Date, the Borrower shall pay all accrued unpaid interest on the Debenture up to and including the Redemption Date and shall pay to the holder a dollar amount equal to the Redemption Amount.

         6. CONVERSION RIGHT: The Holder of this Debenture shall have the right, at holder's option, at any time, to convert all, or, in multiples of $10,000, any part of this Debenture into such number of fully paid and nonassessable shares of Common Stock as provided herein. The Holder of this Debenture may exercise the conversion right by giving written notice (the "Conversion Notice") to Borrower of the exercise of such right and stating the name or names in which the stock certificate or stock certificates for the shares of Common Stock are to be issued and the address to which such certificates shall be delivered. The Conversion Notice shall be accompanied by the Debenture. The number of shares of Common Stock that shall be issuable upon conversion of the Debenture shall equal the face amount of the Debenture divided by the Conversion Price as defined below and in effect on the date the Conversion Notice is given; provided, however, that in the event that this Debenture shall have been partially redeemed, shares of Common Stock shall be issued pro rata, rounded to the nearest whole share. Conversion shall be deemed to have been effected on the date the Conversion Notice is received (the "Conversion Date"). In the case of any Debenture called for redemption, the conversion rights will expire at the close of business on the Redemption Date. Within 20 business days after receipt of the Conversion Notice, Borrower shall issue and deliver by hand against a signed receipt therefor or by United States registered mail, return receipt requested, to the address designated in the Conversion Notice, a stock certificate or stock certificates of Borrower representing the number of shares of Common Stock to which Holder is entitled and a check or cash in payment of all interest accrued and unpaid on the Debenture up to and including the Conversion Date. The conversion rights will be governed by the following provisions:

         (a) CONVERSION PRICE. On the issue date hereof and until such time as an adjustment shall occur, the Conversion Price shall be $ 17.00 PER SHARE; provided, however, that the Conversion Price shall be subject to adjustment at the times and in accordance with the provisions set forth below.

         (i) ADJUSTMENT FOR ISSUANCE OF SHARES AT LESS THAN THE CONVERSION PRICE. If and whenever any Additional Common Stock shall be issued by Borrower (the "Stock Issue Date") for a consideration per share less than the Conversion Price, then in each such case the initial Conversion Price shall be reduced to a new Conversion Price in an amount equal to the price per share for the Additional Common Stock then issued, if issued in connection with a sale of shares, or the value of the Additional Common Stock then issued, as determined in accordance with generally accepted accounting principles, if issued other than for cash, and the number of shares issuable to Holder upon conversion shall be proportionately increased; and, in the case of Additional Common Stock issued without consideration, the initial Conversion Price shall be reduced in amount and the number of shares issued upon conversion shall be increased in an amount so as to maintain for the Holder the right to convert the Debenture into shares equal in amount to the same percentage interest in the Common Stock of the Company as existed for the Holder immediately preceding the Stock Issue Date.

         (ii) SALE OF SHARES. In case of the issuance of Additional Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the gross amount of the cash paid to Borrower for such shares, before deducting any underwriting compensation or discount in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services or for any expenses incurred in connection therewith. In case of the issuance of any shares of Additional Common Stock for a consideration part or all of which shall

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                           Issuers Initial __________
be other than cash, the amount of the consideration therefor, other than cash, shall be deemed to be the then fair market value of the property received.

         (iii) RECLASSIFICATION OF SHARES. In case of the reclassification of securities into shares of Common Stock, the shares of Common Stock issued in such reclassification shall be deemed to have been issued for a consideration other than cash. Shares of Additional Common Stock issued by way of dividend or other distribution on any class of stock of Borrower shall be deemed to have been issued without consideration.

         (iv) SPLIT UP OR COMBINATION OF SHARES. In case issued and outstanding shares of Common Stock shall be subdivided or split up into a greater number of shares of the Common Stock, the Conversion Price shall be proportionately decreased, and in case issued and outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price shall be proportionately increased, such increase or decrease, as the case may be, becoming effective at the time of record of the split-up or combination, as the case may be.

         (v) EXCEPTIONS. The term "Additional Common Stock" herein shall mean all shares of Common Stock hereafter issued by Borrower (including Common Stock held in the treasury of Borrower), except (A) Common Stock issued upon the conversion of any of the Debentures; (B) Common Stock issued upon exercise of any outstanding warrants or options; (C) Common Stock issued upon exercise of outstanding employee stock options; and (D) up to 200,000 shares of Common Stock in addition to Common Stock described in the immediately preceding clauses (A),
(B) and (C).

         (b) ADJUSTMENT FOR MERGERS AND CONSOLIDATIONS.

         (i) In the event of distribution to all Common Stock holders of any stock, indebtedness of Borrower or assets (excluding cash dividends or distributions from retained earnings) or other rights to purchase securities or assets, then, after such event, the Debenture will be convertible into the kind and amount of securities, cash and other property which the holder of the Debenture would have been entitled to receive if the holder owned the Common Stock issuable upon conversion of the Debenture immediately prior to the occurrence of such event.

         (ii) In case of any capital reorganization, reclassification of the stock of Borrower (other than a change in par value or as a result of a stock dividend, subdivision, split up or combination of shares), this Debenture shall be convertible into the kind and number of shares of stock or other securities or property of Borrower to which the holder of the Debenture would have been entitled to receive if the holder owned the Common Stock issuable upon conversion of the Debenture immediately prior to the occurrence of such event. The provisions of the immediately foregoing sentence shall similarly apply to successive reorganizations, reclassifications, consolidations, exchanges, leases, transfers or other dispositions or other share exchanges.

         (iii) The term "Fair Market Value," as used herein, is the value ascribed to consideration other than cash as determined by the Board of Directors of Borrower in good faith, which determination shall be final, conclusive and binding. If the Board of Directors shall be unable to agree as to such fair market value, then the issue of fair market value shall be submitted to arbitration under and pursuant to the rules and regulations of the American Arbitration Association, and the decision of the arbitrators shall be final, conclusive and binding, and a final judgment may be entered thereon; provided, however, that such arbitration shall be limited to determination of the fair market value of assets tendered in consideration for the issue of Common Stock.

         (iv) In the event Borrower shall propose to take any action which shall result in an adjustment in the Conversion Price, Borrower shall give notice to the Holder of this Debenture, which notice shall specify the record date, if any, with respect to such action and the date on which such action is to take place. Such notice shall be given on or before the earlier of 10 days before the record date or the date which such action shall be taken. Such notice shall also set forth all facts (to the extent known) material to the effect of such action on the Conversion Price and the number, kind or class of shares or

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                           Issuers Initial __________
other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of this Debenture.

         (v) Following completion of an event wherein the Conversion Price shall be adjusted, Borrower shall furnish to the holder of this Debenture a statement, signed by the Chief Executive Officer and the Secretary of the Borrower, of the facts creating such adjustment and specifying the resultant adjusted Conversion Price then in effect which statement shall constitute an amendment to this Debenture.

         7. ONE-TIME ADJUSTMENT TO CONVERSION PRICE. (a) If the volume-weighted average closing bid price of the Common Stock, as determined by Bloomberg, for the 21 consecutive trading days following Borrower's public press release of its 1998 fiscal year-end financial results (such volume-weighted average closing bid price herein referred to as the "1998 Conversion Price Adjustment Bid Price") is a price less than the existing Conversion Price, then the Conversion Price shall be adjusted downward to an amount equal to the greater of (i) ninety percent (90%) of the 1998 Conversion Price Adjustment Bid Price, or (ii) five (5) times the Company's earnings before interest, taxes, depreciation and amortization (excluding extraordinary gains or losses) per share on a fully diluted basis (excluding shares issued or issuable upon conversion of the Debentures), calculated in accordance with generally accepted accounting principles, for the 1998 fiscal year. The adjustment shall only be utilized to adjust the Conversion Price to a lesser amount than the existing Conversion Price, and no adjustment shall be made if the Company's earnings before interest, taxes, depreciation and amortization (excluding extraordinary gains or losses) for the fiscal year ended July 31, 1998 exceed $17,900,000, excluding extraordinary gains or losses. If an adjustment is required pursuant to Section 7, then the Borrower shall furnish to the holder of this Debenture a statement, signed by the Chief Financial Officer and the Secretary of Borrower, of the facts creating such adjustment and specifying the resultant adjusted Conversion Price then in effect, which statement shall constitute an amendment to the Debenture.

         (b) Notwithstanding anything herein or in the Loan Agreement to the contrary, at no time may the aggregate number of shares of Common Stock into which the Indebtedness represented by the Debentures may be converted, together with the number of shares of Common Stock into which any Debentures have previously been converted (the aggregate being referred to herein as the "Conversion Shares"), exceed 976,219 without the prior approval of the holders of a majority of the shares of Common Stock (excluding shares, if any, held by holders of the Debentures and their Affiliates and acquired as a result of the conversion of any Debenture) voting on such proposal at a duly called meeting of the shareholders of the Company at which a quorum is present in person or by proxy (the "Shareholder Approval").

         (c) If, but for paragraph (b) above, the Conversion Price would be adjusted (the "Conversion Adjustment") as provided by paragraph (a) above such that the number of Conversion Shares exceeds 976,219, then the Conversion Price shall be adjusted as provided by paragraph (a) above, effective as of the adjustment date provided for in paragraph (a) above, ONLY as to the Maximum Convertible Amount. The "Maximum Convertible Amount" shall be the maximum outstanding aggregate principal amount of all of the Debentures which may be converted at the Conversion Price as adjusted by paragraph (a) above such that the number of Conversion Shares would not exceed 976,219, as follows:

                            MCA = CP * (976,219 - SC)

where MCA = Maximum Convertible Amount;

CP = Conversion Price as adjusted by paragraph (a) above, without giving effect to paragraph (b) above; and SC = the number of shares, if any, into which any of the Debentures have been previously converted before effecting the adjustment to the Conversion Price provided by paragraph (a) above

PROVIDED THAT the Maximum Convertible Amount shall be applied PRO RATA among the principal amount of the Debentures outstanding at the time of the Conversion Adjustment. The balance, if any, of the aggregate principal amount outstanding at the time the Conversion Adjustment, after subtracting the Maximum Convertible Amount, shall be the "Remaining

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                           Issuers Initial __________

Principal Amount." The conversion rights provided for herein shall not be applicable to the Remaining Principal Amount without the Shareholder Approval being obtained.

         (d) Upon the Shareholder Approval being obtained, the Remaining Principal Amount, if any, shall again be convertible in accordance with the terms of this Debenture at the Conversion Price as adjusted by paragraph (a) above. If, but only if, the Shareholder Approval is not obtained by December 31, 1998, then each holder of a Debenture shall have the right, until February 28, 1999, to require the Company, upon ten business days notice to the Company, to redeem the amount of the Remaining Principal Amount, if any, represented by its Debenture at the sum equal to the Remaining Principal Amount, together with (subject to Section 17 hereof) an amount equal to an 18% annual yield on the Remaining Principal Amount of this Debenture, but not in excess of the maximum amount permitted by applicable law.

         8. RESERVATION OF SHARES: Borrower warrants and agrees that it shall at all times reserve and keep available, free from preemptive rights, sufficient authorized and unissued shares of Common Stock or treasury shares of Common Stock necessary to effect conversion of this Debenture.

         9. REGISTRATION RIGHTS: Shares issued upon conversion of this Debenture shall be restricted from transfer by the holder except if and unless the shares are duly registered for sale pursuant to the Securities Act of 1933, as amended, or the transfer is exempt from registration. The Holder has certain rights with respect to the registration of shares of Common Stock issued upon the conversion of this Debenture pursuant to the terms of the Loan Agreement. Borrower agrees that a copy of the Loan Agreement with all amendments, additions or substitutions therefor shall be available to the Holder at the offices of Borrower.

         10. TAXES: Subject to Section 2.09 of the Loan Agreement, the Borrower shall pay any documentary or other transactional taxes attributable to the issuance or delivery of this Debenture or the shares of Common Stock issued upon conversion by the Holder (excluding any federal, state or local income taxes and any franchise taxes or taxes imposed upon the Holder by the jurisdiction, or any political subdivision thereof, under which such Holder is organized or is qualified to do business.)

         11.  DEFAULT:

         (a) EVENT OF DEFAULT: An "Event of Default" shall exist if an "Event of Default" (as defined in the Loan Agreement) shall occur and be continuing.

         (b) REMEDIES UPON EVENT OF DEFAULT: If an Event of Default shall have occurred and be continuing, then Lender may exercise any one or more of the rights and remedies provided in the Loan Agreement, as Lender in its sole discretion, may deem necessary or appropriate.

         (c) REMEDIES NONEXCLUSIVE: Each right, power or remedy of the holder hereof upon the occurrence of any Event of Default as provided for in this Debenture or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Debenture or now or hereafter existing at law or in equity or by statute, and the exercise or beginning of the exercise by the holder or transferee hereof of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the holder of any or all such other rights, powers or remedies.

         (d) EXPENSES: Upon the occurrence of a Default or an Event of Default, which occurrence is not cured within the notice provisions, if any provided therefore, Borrower agrees to pay and shall pay all costs and expenses (including attorneys' fees and expenses) incurred by Lender or Agent in connection with the preservation and enforcement of Lender's rights under the Loan Agreement, the Debenture, or any other Loan Document. 12. FAILURE TO ACT AND WAIVER: No failure or delay by the holder hereof to require the performance of any term or terms of this Debenture or not to exercise any right or any remedy shall constitute a waiver of any such term or of any right or of any default, nor shall such delay or failure preclude the holder hereof from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Debenture, the holder hereof shall not be deemed to waive the right either to require payment when due of all other amounts payable, or to later declare a default for failure to effect such payment of any such other amount. The failure of the holder of this Debenture to give notice of any failure or breach of the Borrower under this Debenture shall not constitute a waiver of any right or remedy in respect of such continuing failure or breach or any subsequent failure or breach.

         13. CONSENT TO JURISDICTION: The Borrower hereby agrees and consents that any action, suit or proceeding arising out of this Debenture may be brought in any appropriate court in the State of Texas including the United States District Court for the Northern District of Texas, or in any other court having jurisdiction over the subject matter, all at the sole election of the Holder hereof, and by the issuance and execution of this Debenture the Borrower irrevocably consents to the jurisdiction of each such court. The Borrower hereby irrevocably appoints CT Corporation System, Dallas, Texas, as agent for the Borrower to accept service of process for and on behalf of the Borrower in any action, suit or proceeding arising out of this Debenture. Except for default in payment of interest or principal when and as they become due, and except as otherwise specifically set forth herein or otherwise agreed to in writing by the parties, any action dispute, claim or controversy (all such herein called "Dispute") between or among the parties as to the facts or the interpretation of the Debenture shall be resolved by arbitration as set forth in Section 12.05 of the Loan Agreement.

         14. HOLDERS RIGHT TO REQUEST MULTIPLE DEBENTURES: The Holder shall, upon written request and presentation of the Debenture, have the right, at any interest payment date, to request division of this Debenture into two or more units, each of such to be in such amounts as shall be requested; provided however that no Debenture shall be issued in denominations of face amount less than $10,000.00.

         15. TRANSFER: Subject to Section 12.08 of the Loan Agreement, this Debenture may be transferred on the books of the Borrower by the registered Holder hereof, or by Holder's attorney duly authorized in writing, only upon (i) delivery to the Borrower of a duly executed assignment of the Debenture, or part thereof, to the proposed new Holder, along with a current notation of the amount of payments received and net Principal Amount yet unfunded, and presentment of such Debenture to the Borrower for issue of a replacement Debenture, or Debentures, in the name of the new Holder, (ii) the designation by the new Holder of the Lender's agent for notice, such agent to be the sole party to whom Borrower shall be required to provide notice when notice to Lender is required hereunder and who shall be the sole party authorized to represent Lender in regard to modification or waivers under the Debenture, the Loan Agreement, or other Loan Documents; and any action, consent or waiver, (other than a compromise of principal and interest), when given or taken by Lender's agent for notice, shall be deemed to be the action of the holders of a majority in amount of the Principal Amount of the Debenture, as such holders are recorded on the books of the Borrower, and (iii) in compliance with the legend to read as follows:

         The Securities represented by this Debenture have not been registered under the Securities Act of 1933, as amended ("Act"), or applicable state securities laws ("State Acts") and shall not be sold, hypothecated, donated or otherwise transferred unless the Company shall have received an opinion of Legal Counsel for the Company, or such other evidence as may be satisfactory to Legal Counsel for the Company, to the effect that any such transfer shall not require registration under the Act and the State Acts.

         The Borrower shall be entitled to treat any holder of record of the Debenture as the Holder in fact thereof and of the Debenture and shall not be bound to recognize any equitable or other claim to or interest in this Debenture in the name of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by applicable law.


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                           Issuers Initial __________

         16. NOTICES: All notices and communications under this Debenture shall be in writing and shall be either delivered in person or by overnight service such as FedEx and accompanied by a signed receipt therefor; or mailed first-class United States certified mail, return receipt requested, postage prepaid, and addressed as follows: (i) if to the Borrower at its address for notice as stated in the Loan Agreement; and, (ii) if to the Holder of this Debenture, to the address (a) of such Holder as it appears on the books of the Borrower, or (b) in the case of a partial assignment to one or more Holders, to the Lender's agent for notice, as the case may be. Any notice of communication shall be deemed given and received as of the date of such delivery if delivered; or if mailed, then three days after the date of mailing.

         17. MAXIMUM INTEREST RATE: (a) Regardless of any provision contained in this Debenture, Lender shall never be entitled to receive, collect or apply as interest on the Debenture any amount in excess of interest calculated at the Maximum Rate, and, in the event that Lender ever receives, collects or applies as interest any such excess, the amount which would be excessive interest shall be deemed to be a partial prepayment of principal and treated hereunder as such; and, if the principal amount of the Debenture is paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds interest calculated at the Maximum Rate, Borrower and Lender shall, to the maximum extent permitted under applicable law, (i) characterize any non principal payment as an expense, fee or premium rather than as interest; (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, pro rate, allocate and spread, in equal parts, the total amount of interest throughout the entire contemplated term of the Debenture; provided that, if the Debenture is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds interest calculated at the Maximum Rate, Lender shall refund to Borrower the amount of such excess or credit the amount of such excess against the principal amount of the Debenture and, in such event, Lender shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving or receiving interest in excess of interest calculated at the Maximum Rate.

         (b) "Maximum Rate" shall mean, on any day, the highest nonusurious rate of interest (if any) permitted by applicable law on such day that at any time, or from time to time, may be contracted for, taken, reserved, charged or received on the Indebtedness evidenced by the Debenture under the laws which are presently in effect of the United States of America or by the laws of any other jurisdiction which are or may be applicable to the holders of the Debenture and such Indebtedness or, to the extent permitted by law, under such applicable laws of the United States of America or by the laws of any other jurisdiction which are or may be applicable to the holder of the Debenture and which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

         18. RIGHTS UNDER LOAN AGREEMENT: This Debenture is issued pursuant to the Convertible Loan Agreement, dated July 3, 1997, by and among the Company, Renaissance III, Renaissance PLC and BOCPII, as Lenders, and Agent and the holders hereof are entitled to all the rights and benefits, and are subject to all the obligations of Lender under said agreement, including the maximum interest rates limitations as specified therein. Both Borrower and Lenders have participated in the negotiation and preparation of the Loan Agreement and of this Debenture. Borrower agrees that a copy of the Loan Agreement with all amendments, additions and substitutions therefor shall be available to the Holders at the offices of Borrower.

         19. DEFINED TERMS: Capitalized Terms used but not defined herein shall have the meaning given them in the Loan Agreement.

         20. STANDBY AGREEMENT: This Agreement and the Debentures, and the indebtedness and obligations evidenced thereby, are subject to (i) the provisions of the Standby Agreement by and among Play By Play Toys & Novelties, Inc., the Chase Manhattan Bank, agent, and Renaissance III, Renaissance PLC, BOCPII, as Lenders, and Agent, dated as of July 3, 1997, which is incorporated herein by reference, (ii) the terms of the form of the Standby Agreement attached as Exhibit A to the Loan Agreement (which terms are hereby incorporated by reference and which terms shall apply with respect to any Senior Obligations hereafter arising without regard to any failure by a holder of a Debenture to enter into a Standby Agreement in accordance with the terms hereof and of
Section 5.18 of the Loan Agreement), and (iii) the terms

                                     Page 7
                           Issuers Initial __________
of any other Standby Agreement hereinafter executed by the holders of Debentures pursuant hereto and pursuant to Section 5.18 of the Loan Agreement. Each holder of a Debenture hereby agrees, upon the request of Borrower, to enter into a Standby Agreement in the form of Exhibit A to the Loan Agreement with any holder of Senior Obligations.

         21. GOVERNING LAW: This Debenture shall be governed by and construed and enforced in accordance with the substantive laws of the State of Texas, without regard to the conflicts of laws provisions thereof, and the applicable laws of the United States.

         IN WITNESS WHEREOF, the undersigned Borrower has caused this Debenture to be duly issued, executed and delivered on the date and year above stated.

                                         BORROWER

                                         PLAY BY PLAY TOYS & NOVELTIES, INC.

                                         By:___________________________________

                           Issuers Initial __________

The Securities represented by this Debenture have not been registered under the Securities Act of 1933, as amended ("Act"), or applicable state securities laws ("State Acts") and shall not be sold, hypothecated, donated or otherwise transferred unless the Company shall have received an opinion of Legal Counsel for the Company, or such other evidence as may be satisfactory to Legal Counsel for the Company, to the effect that any such transfer shall not require registration under the Act and the State Acts.

                       PLAY BY PLAY TOYS & NOVELTIES, INC.

                           8.00% CONVERTIBLE DEBENTURE

$2,500,000                                                                 NO. 2
                           Date of Issue: JULY 3, 1997

         PLAY BY PLAY TOYS & NOVELTIES, INC., a Texas corporation (the "Company" or "Borrower"), for value received, promises to pay to:

                           Compass Bank, Custodian FBO
                    RENAISSANCE US GROWTH & INCOME TRUST PLC

or to its order, (together with any assignee, jointly or severally, the "Holder" or "Lender") on or before June 30, 2004 (the "Due Date") (unless this Debenture shall have been sooner called for redemption or presented for conversion as herein provided), the sum of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000) (the "Principal Amount") and to pay interest on the Principal Amount at the rate of eight percent (8.00%) per annum as provided herein. The Principal Amount shall be payable in equal monthly payments commencing on June 30, 2000 and continuing through June 30, 2004. All payments of both principal and interest shall be made at the address of the Holder hereof as it appears in the books and records of the Borrower, or at such other place as may be designated by the Holder hereof. This Debenture shall rank PARI PASSU with all Indebtedness of the Borrower, other than the Senior Obligations and the Subordinated Debt.

         1. INTEREST: Interest on the Principal Amount outstanding from time to time shall accrue at the rate of 8.00% per annum and shall be payable in monthly installments commencing July 31, 1997, and subsequent payments shall be made on the last day of each month thereafter until the Principal Amount and all accrued and unpaid interest shall have been paid in full. Subject to Section 17 hereof, overdue principal and interest on the Debenture shall bear interest at the rate of 15% per annum.

         2. MATURITY: If not sooner paid, redeemed or converted, this Debenture shall mature on June 30, 2004 at which time all then remaining unpaid principal and all accrued and unpaid interest and any other charges then due under the Loan Agreement shall be due and payable in full. Upon the request of the Holder, this Debenture shall be prepaid (without premium or penalty) on a PRO RATA basis together with any prepayments of Indebtedness (other than Senior Obligations) which is PARI PASSU with or subordinated to the Debenture, except for payments of subordinated debt to the principal shareholder of the Company pursuant to
Section 2.02 of the Loan Agreement and former stockholders of Ace Novelty Co., Inc., but only if on the date of such prepayment the Borrower is not in compliance with Section 7.01 of the Loan Agreement.

                           Issuers Initial __________

         3. MANDATORY PRINCIPAL INSTALLMENTS: If this Debenture is not sooner redeemed or converted as provided hereunder, Borrower shall pay to Holder, commencing on June 30, 2000, and the last day of each successive month thereafter prior to maturity, mandatory principal redemption installments, each of such installments to be in the amount of Ten Dollars ($10) per Thousand Dollars ($1,000) of the then remaining principal amount of the Debenture and further, at maturity, shall make a final installment of all of the remaining unpaid Principal Amount balance due plus the amount of any unpaid interest and other charges then due. Each of such installments shall be applied in partial redemption of the Debenture when received by Holder.

         4. REDEMPTION BY HOLDER: (a) If at any time after the date hereof (i) the Company's Common Stock, no par value ("Common Stock"), is not listed for exchange on the NASDAQ National Market System ("National Market"), the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX"), or quoted on the NASDAQ Small Cap System ("Small Cap System"), (ii) any Person acquires more than a majority of the Common Stock, without the Required Lender's consent, or (iii) there is a change during any twelve-month period of at least two-thirds of the members of the Company's Board of Directors, without the Required Lender's consent, the Holder shall have the right for a period of sixty (60) days after the earlier of (y) the receipt of notice of any such event by the Company, or
(z) the occurrence of an event described in this paragraph, if no notice by the Company is given, to require this Debenture to be redeemed by the Company, upon thirty (30) days' notice by the Holder, at the sum equal to the Principal Amount, together with, subject to Section 17 hereof, an amount equal to an 18% annual yield on Principal Amount through the date of redemption, but not in excess of the maximum amount permitted by applicable law.

         (b) In the event that the Company refunds, refinances or extends the maturity of the Indebtedness evidenced by the Senior Documents in an aggregate principal amount not in excess of $45.8 million and the Company is not in compliance with the agreed minimum financial ratios or standards set forth in
Section 7.01 of the Loan Agreement or would not be in compliance after giving effect thereto, the Holder shall have the right for a period of sixty (60) days after the earlier of (i) the receipt of the notice by the Company provided for in clause (i) of Section 6.01 of the Loan Agreement, or (ii) the occurrence of an event described in this paragraph, if no notice by the Company is given, to require this Debenture to be redeemed by the Company upon thirty (30) days' notice by the Holder, at 101% of par, together with all accrued and unpaid interest through the redemption date.

         (c) In the event that the Company incurs Senior Obligations in an aggregate principal amount not in excess of $45.8 million and the Company is not in compliance with the agreed minimum financial ratios or standards set forth in
Section 7.01 of the Loan Agreement or would not be in compliance after giving effect thereto, the Holder shall have the right for a period of sixty (60) days after the earlier of (i) the receipt of the notice by the Company provided for in clause (i) of Section 6.01 of the Loan Agreement, or (ii) the occurrence of an event described in this paragraph, if no notice by the Company is given, to require this Debenture to be redeemed by the Company upon thirty (30) days' notice by the Holder at 101% of par, together with all accrued and unpaid interest through the redemption date.

         5. OPTIONAL REDEMPTION BY COMPANY: (a) On any interest payment date, and after prior irrevocable notice as provided for below, this Debenture is redeemable, in whole but not in part, at 101% of par, together with accrued and unpaid interest, by the Company until June 30, 2000, if the closing bid price for the Common Stock averages at least $ 34.00 per share for the 20 consecutive trading days prior to the irrevocable notice and the Common Stock is listed or quoted on the National Market, the Small Cap System, AMEX or NYSE, and after June 30, 2000, if the following conditions are satisfied: (i) the closing bid price for the Common Stock averages at least $ 25.50 per share for the 20 consecutive trading days prior to the irrevocable notice and the Common Stock is listed or quoted on the National Market, the Small Cap System, AMEX or NYSE;
(ii) the market price at the date of irrevocable notice is supported by a price to earnings ratio of no greater than 30 times fully diluted net earnings per share of Common Stock, determined in accordance with generally accepted accounting principles, excluding any extraordinary gains or losses of the Borrower; (iii) the average (20 days) daily trading volume shall be no less than 25,000 shares; and (iv) the Borrower shall have filed a registration statement covering the shares of Common Stock issuable upon conversion of the Debenture, which shall have become effective. The foregoing

                           Issuers Initial __________
earnings per share and bid price tests shall be duly adjusted for share splits, stock dividends, mergers, consolidations, and other recapitalizations. Redemption is subject to the Holder's prior right to conversion of the Debenture.

         (b) The Company may exercise its right to redeem the Debenture prior to maturity by giving notice (the "Redemption Notice") thereof to the Holder of this Debenture as such name appears on the books of the Borrower, which notice shall specify the terms of redemption (including the place at which the Holder may obtain payment), the total principal amount to be redeemed (such principal amount plus the premium thereon herein called the "Redemption Amount") and the date for redemption (the "Redemption Date"), which date shall not be less than 30 days nor more than 60 days after the date of the notice. On the Redemption Date, the Borrower shall pay all accrued unpaid interest on the Debenture up to and including the Redemption Date and shall pay to the holder a dollar amount equal to the Redemption Amount.

         6. CONVERSION RIGHT: The Holder of this Debenture shall have the right, at holder's option, at any time, to convert all, or, in multiples of $10,000, any part of this Debenture into such number of fully paid and nonassessable shares of Common Stock as provided herein. The Holder of this Debenture may exercise the conversion right by giving written notice (the "Conversion Notice") to Borrower of the exercise of such right and stating the name or names in which the stock certificate or stock certificates for the shares of Common Stock are to be issued and the address to which such certificates shall be delivered. The Conversion Notice shall be accompanied by the Debenture. The number of shares of Common Stock that shall be issuable upon conversion of the Debenture shall equal the face amount of the Debenture divided by the Conversion Price as defined below and in effect on the date the Conversion Notice is given; provided, however, that in the event that this Debenture shall have been partially redeemed, shares of Common Stock shall be issued pro rata, rounded to the nearest whole share. Conversion shall be deemed to have been effected on the date the Conversion Notice is received (the "Conversion Date"). In the case of any Debenture called for redemption, the conversion rights will expire at the close of business on the Redemption Date. Within 20 business days after receipt of the Conversion Notice, Borrower shall issue and deliver by hand against a signed receipt therefor or by United States registered mail, return receipt requested, to the address designated in the Conversion Notice, a stock certificate or stock certificates of Borrower representing the number of shares of Common Stock to which Holder is entitled and a check or cash in payment of all interest accrued and unpaid on the Debenture up to and including the Conversion Date. The conversion rights will be governed by the following provisions:

         (a) CONVERSION PRICE. On the issue date hereof and until such time as an adjustment shall occur, the Conversion Price shall be $ 17.00 PER SHARE; provided, however, that the Conversion Price shall be subject to adjustment at the times and in accordance with the provisions set forth below.

         (i) ADJUSTMENT FOR ISSUANCE OF SHARES AT LESS THAN THE CONVERSION PRICE. If and whenever any Additional Common Stock shall be issued by Borrower (the "Stock Issue Date") for a consideration per share less than the Conversion Price, then in each such case the initial Conversion Price shall be reduced to a new Conversion Price in an amount equal to the price per share for the Additional Common Stock then issued, if issued in connection with a sale of shares, or the value of the Additional Common Stock then issued, as determined in accordance with generally accepted accounting principles, if issued other than for cash, and the number of shares issuable to Holder upon conversion shall be proportionately increased; and, in the case of Additional Common Stock issued without consideration, the initial Conversion Price shall be reduced in amount and the number of shares issued upon conversion shall be increased in an amount so as to maintain for the Holder the right to convert the Debenture into shares equal in amount to the same percentage interest in the Common Stock of the Company as existed for the Holder immediately preceding the Stock Issue Date.

         (ii) SALE OF SHARES. In case of the issuance of Additional Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the gross amount of the cash paid to Borrower for such shares, before deducting any underwriting compensation or discount in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services or for any expenses incurred in connection therewith. In case of the issuance of any shares of Additional Common Stock for a consideration part or all of which shall

                           Issuers Initial __________
be other than cash, the amount of the consideration therefor, other than cash, shall be deemed to be the then fair market value of the property received.

         (iii) RECLASSIFICATION OF SHARES. In case of the reclassification of securities into shares of Common Stock, the shares of Common Stock issued in such reclassification shall be deemed to have been issued for a consideration other than cash. Shares of Additional Common Stock issued by way of dividend or other distribution on any class of stock of Borrower shall be deemed to have been issued without consideration.

         (iv) SPLIT UP OR COMBINATION OF SHARES. In case issued and outstanding shares of Common Stock shall be subdivided or split up into a greater number of shares of the Common Stock, the Conversion Price shall be proportionately decreased, and in case issued and outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price shall be proportionately increased, such increase or decrease, as the case may be, becoming effective at the time of record of the split-up or combination, as the case may be.

         (v) EXCEPTIONS. The term "Additional Common Stock" herein shall mean all shares of Common Stock hereafter issued by Borrower (including Common Stock held in the treasury of Borrower), except (A) Common Stock issued upon the conversion of any of the Debentures; (B) Common Stock issued upon exercise of any outstanding warrants or options; (C) Common Stock issued upon exercise of outstanding employee stock options; and (D) up to 200,000 shares of Common Stock in addition to Common Stock described in the immediately preceding clauses (A),
(B) and (C).

         (b) ADJUSTMENT FOR MERGERS AND CONSOLIDATIONS.

         (i) In the event of distribution to all Common Stock holders of any stock, indebtedness of Borrower or assets (excluding cash dividends or distributions from retained earnings) or other rights to purchase securities or assets, then, after such event, the Debenture will be convertible into the kind and amount of securities, cash and other property which the holder of the Debenture would have been entitled to receive if the holder owned the Common Stock issuable upon conversion of the Debenture immediately prior to the occurrence of such event.

         (ii) In case of any capital reorganization, reclassification of the stock of Borrower (other than a change in par value or as a result of a stock dividend, subdivision, split up or combination of shares), this Debenture shall be convertible into the kind and number of shares of stock or other securities or property of Borrower to which the holder of the Debenture would have been entitled to receive if the holder owned the Common Stock issuable upon conversion of the Debenture immediately prior to the occurrence of such event. The provisions of the immediately foregoing sentence shall similarly apply to successive reorganizations, reclassifications, consolidations, exchanges, leases, transfers or other dispositions or other share exchanges.

         (iii) The term "Fair Market Value," as used herein, is the value ascribed to consideration other than cash as determined by the Board of Directors of Borrower in good faith, which determination shall be final, conclusive and binding. If the Board of Directors shall be unable to agree as to such fair market value, then the issue of fair market value shall be submitted to arbitration under and pursuant to the rules and regulations of the American Arbitration Association, and the decision of the arbitrators shall be final, conclusive and binding, and a final judgment may be entered thereon; provided, however, that such arbitration shall be limited to determination of the fair market value of assets tendered in consideration for the issue of Common Stock.

         (iv) In the event Borrower shall propose to take any action which shall result in an adjustment in the Conversion Price, Borrower shall give notice to the Holder of this Debenture, which notice shall specify the record date, if any, with respect to such action and the date on which such action is to take place. Such notice shall be given on or before the earlier of 10 days before the record date or the date which such action shall be taken. Such notice shall also set forth all facts (to the extent known) material to the effect of such action on the Conversion Price and the number, kind or class of shares or

                           Issuers Initial __________
other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of this Debenture.

         (v) Following completion of an event wherein the Conversion Price shall be adjusted, Borrower shall furnish to the holder of this Debenture a statement, signed by the Chief Executive Officer and the Secretary of the Borrower, of the facts creating such adjustment and specifying the resultant adjusted Conversion Price then in effect which statement shall constitute an amendment to this Debenture.

         7. ONE-TIME ADJUSTMENT TO CONVERSION PRICE. (a) If the volume-weighted average closing bid price of the Common Stock, as determined by Bloomberg, for the 21 consecutive trading days following Borrower's public press release of its 1998 fiscal year-end financial results (such volume-weighted average closing bid price herein referred to as the "1998 Conversion Price Adjustment Bid Price") is a price less than the existing Conversion Price, then the Conversion Price shall be adjusted downward to an amount equal to the greater of (i) ninety percent (90%) of the 1998 Conversion Price Adjustment Bid Price, or (ii) five (5) times the Company's earnings before interest, taxes, depreciation and amortization (excluding extraordinary gains or losses) per share on a fully diluted basis (excluding shares issued or issuable upon conversion of the Debentures), calculated in accordance with generally accepted accounting principles, for the 1998 fiscal year. The adjustment shall only be utilized to adjust the Conversion Price to a lesser amount than the existing Conversion Price, and no adjustment shall be made if the Company's earnings before interest, taxes, depreciation and amortization (excluding extraordinary gains or losses) for the fiscal year ended July 31, 1998 exceed $17,900,000, excluding extraordinary gains or losses. If an adjustment is required pursuant to Section 7, then the Borrower shall furnish to the holder of this Debenture a statement, signed by the Chief Financial Officer and the Secretary of Borrower, of the facts creating such adjustment and specifying the resultant adjusted Conversion Price then in effect, which statement shall constitute an amendment to the Debenture.

         (b) Notwithstanding anything herein or in the Loan Agreement to the contrary, at no time may the aggregate number of shares of Common Stock into which the Indebtedness represented by the Debentures may be converted, together with the number of shares of Common Stock into which any Debentures have previously been converted (the aggregate being referred to herein as the "Conversion Shares"), exceed 976,219 without the prior approval of the holders of a majority of the shares of Common Stock (excluding shares, if any, held by holders of the Debentures and their Affiliates and acquired as a result of the conversion of any Debenture) voting on such proposal at a duly called meeting of the shareholders of the Company at which a quorum is present in person or by proxy (the "Shareholder Approval").

         (c) If, but for paragraph (b) above, the Conversion Price would be adjusted (the "Conversion Adjustment") as provided by paragraph (a) above such that the number of Conversion Shares exceeds 976,219, then the Conversion Price shall be adjusted as provided by paragraph (a) above, effective as of the adjustment date provided for in paragraph (a) above, ONLY as to the Maximum Convertible Amount. The "Maximum Convertible Amount" shall be the maximum outstanding aggregate principal amount of all of the Debentures which may be converted at the Conversion Price as adjusted by paragraph (a) above such that the number of Conversion Shares would not exceed 976,219, as follows:

                            MCA = CP * (976,219 - SC)

where MCA = Maximum Convertible Amount;

CP = Conversion Price as adjusted by paragraph (a) above, without giving effect to paragraph (b) above; and SC = the number of shares, if any, into which any of the Debentures have been previously converted before effecting the adjustment to the Conversion Price provided by paragraph (a) above

PROVIDED THAT the Maximum Convertible Amount shall be applied PRO RATA among the principal amount of the Debentures outstanding at the time of the Conversion Adjustment. The balance, if any, of the aggregate principal amount outstanding at the time the Conversion Adjustment, after subtracting the Maximum Convertible Amount, shall be the "Remaining

                           Issuers Initial __________

Principal Amount." The conversion rights provided for herein shall not be applicable to the Remaining Principal Amount without the Shareholder Approval being obtained.

         (d) Upon the Shareholder Approval being obtained, the Remaining Principal Amount, if any, shall again be convertible in accordance with the terms of this Debenture at the Conversion Price as adjusted by paragraph (a) above. If, but only if, the Shareholder Approval is not obtained by December 31, 1998, then each holder of a Debenture shall have the right, until February 28, 1999, to require the Company, upon ten business days notice to the Company, to redeem the amount of the Remaining Principal Amount, if any, represented by its Debenture at the sum equal to the Remaining Principal Amount, together with (subject to Section 17 hereof) an amount equal to an 18% annual yield on the Remaining Principal Amount of this Debenture, but not in excess of the maximum amount permitted by applicable law.

         8. RESERVATION OF SHARES: Borrower warrants and agrees that it shall at all times reserve and keep available, free from preemptive rights, sufficient authorized and unissued shares of Common Stock or treasury shares of Common Stock necessary to effect conversion of this Debenture.

         9. REGISTRATION RIGHTS: Shares issued upon conversion of this Debenture shall be restricted from transfer by the holder except if and unless the shares are duly registered for sale pursuant to the Securities Act of 1933, as amended, or the transfer is exempt from registration. The Holder has certain rights with respect to the registration of shares of Common Stock issued upon the conversion of this Debenture pursuant to the terms of the Loan Agreement. Borrower agrees that a copy of the Loan Agreement with all amendments, additions or substitutions therefor shall be available to the Holder at the offices of Borrower.

         10. TAXES: Subject to Section 2.09 of the Loan Agreement, the Borrower shall pay any documentary or other transactional taxes attributable to the issuance or delivery of this Debenture or the shares of Common Stock issued upon conversion by the Holder (excluding any federal, state or local income taxes and any franchise taxes or taxes imposed upon the Holder by the jurisdiction, or any political subdivision thereof, under which such Holder is organized or is qualified to do business.)

         11.  DEFAULT:

         (a) EVENT OF DEFAULT: An "Event of Default" shall exist if an "Event of Default" (as defined in the Loan Agreement) shall occur and be continuing.

         (b) REMEDIES UPON EVENT OF DEFAULT: If an Event of Default shall have occurred and be continuing, then Lender may exercise any one or more of the rights and remedies provided in the Loan Agreement, as Lender in its sole discretion, may deem necessary or appropriate.

         (c) REMEDIES NONEXCLUSIVE: Each right, power or remedy of the holder hereof upon the occurrence of any Event of Default as provided for in this Debenture or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Debenture or now or hereafter existing at law or in equity or by statute, and the exercise or beginning of the exercise by the holder or transferee hereof of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the holder of any or all such other rights, powers or remedies.

         (d) EXPENSES: Upon the occurrence of a Default or an Event of Default, which occurrence is not cured within the notice provisions, if any provided therefore, Borrower agrees to pay and shall pay all costs and expenses (including attorneys' fees and expenses) incurred by Lender or Agent in connection with the preservation and enforcement of Lender's rights under the Loan Agreement, the Debenture, or any other Loan Document. 12. FAILURE TO ACT AND WAIVER: No failure or delay by the holder hereof to require the performance of any term or terms of this Debenture or not to exercise any right or any remedy shall constitute a waiver of any such term or of any right or of any default, nor shall such delay or failure preclude the holder hereof from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Debenture, the holder hereof shall not be deemed to waive the right either to require payment when due of all other amounts payable, or to later declare a default for failure to effect such payment of any such other amount. The failure of the holder of this Debenture to give notice of any failure or breach of the Borrower under this Debenture shall not constitute a waiver of any right or remedy in respect of such continuing failure or breach or any subsequent failure or breach.

         13. CONSENT TO JURISDICTION: The Borrower hereby agrees and consents that any action, suit or proceeding arising out of this Debenture may be brought in any appropriate court in the State of Texas including the United States District Court for the Northern District of Texas, or in any other court having jurisdiction over the subject matter, all at the sole election of the Holder hereof, and by the issuance and execution of this Debenture the Borrower irrevocably consents to the jurisdiction of each such court. The Borrower hereby irrevocably appoints CT Corporation System, Dallas, Texas, as agent for the Borrower to accept service of process for and on behalf of the Borrower in any action, suit or proceeding arising out of this Debenture. Except for default in payment of interest or principal when and as they become due, and except as otherwise specifically set forth herein or otherwise agreed to in writing by the parties, any action dispute, claim or controversy (all such herein called "Dispute") between or among the parties as to the facts or the interpretation of the Debenture shall be resolved by arbitration as set forth in Section 12.05 of the Loan Agreement.

         14. HOLDERS RIGHT TO REQUEST MULTIPLE DEBENTURES: The Holder shall, upon written request and presentation of the Debenture, have the right, at any interest payment date, to request division of this Debenture into two or more units, each of such to be in such amounts as shall be requested; provided however that no Debenture shall be issued in denominations of face amount less than $10,000.00.

         15. TRANSFER: Subject to Section 12.08 of the Loan Agreement, this Debenture may be transferred on the books of the Borrower by the registered Holder hereof, or by Holder's attorney duly authorized in writing, only upon (i) delivery to the Borrower of a duly executed assignment of the Debenture, or part thereof, to the proposed new Holder, along with a current notation of the amount of payments received and net Principal Amount yet unfunded, and presentment of such Debenture to the Borrower for issue of a replacement Debenture, or Debentures, in the name of the new Holder, (ii) the designation by the new Holder of the Lender's agent for notice, such agent to be the sole party to whom Borrower shall be required to provide notice when notice to Lender is required hereunder and who shall be the sole party authorized to represent Lender in regard to modification or waivers under the Debenture, the Loan Agreement, or other Loan Documents; and any action, consent or waiver (other than a compromise of principal and interest), when given or taken by Lender's agent for notice, shall be deemed to be the action of the holders of a majority in amount of the Principal Amount of the Debenture, as such holders are recorded on the books of the Borrower, and (iii) in compliance with the legend to read as follows:

         The Securities represented by this Debenture have not been registered under the Securities Act of 1933, as amended ("Act"), or applicable state securities laws ("State Acts") and shall not be sold, hypothecated, donated or otherwise transferred unless the Company shall have received an opinion of Legal Counsel for the Company, or such other evidence as may be satisfactory to Legal Counsel for the Company, to the effect that any such transfer shall not require registration under the Act and the State Acts.

         The Borrower shall be entitled to treat any holder of record of the Debenture as the Holder in fact thereof and of the Debenture and shall not be bound to recognize any equitable or other claim to or interest in this Debenture in the name of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by applicable law.

                           Issuers Initial __________

         16. NOTICES: All notices and communications under this Debenture shall be in writing and shall be either delivered in person or by overnight service such as FedEx and accompanied by a signed receipt therefor; or mailed first-class United States certified mail, return receipt requested, postage prepaid, and addressed as follows: (i) if to the Borrower at its address for notice as stated in the Loan Agreement; and, (ii) if to the Holder of this Debenture, to the address (a) of such Holder as it appears on the books of the Borrower, or (b) in the case of a partial assignment to one or more Holders, to the Lender's agent for notice, as the case may be. Any notice of communication shall be deemed given and received as of the date of such delivery if delivered; or if mailed, then three days after the date of mailing.

         17. MAXIMUM INTEREST RATE: (a) Regardless of any provision contained in this Debenture, Lender shall never be entitled to receive, collect or apply as interest on the Debenture any amount in excess of interest calculated at the Maximum Rate, and, in the event that Lender ever receives, collects or applies as interest any such excess, the amount which would be excessive interest shall be deemed to be a partial prepayment of principal and treated hereunder as such; and, if the principal amount of the Debenture is paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds interest calculated at the Maximum Rate, Borrower and Lender shall, to the maximum extent permitted under applicable law, (i) characterize any non principal payment as an expense, fee or premium rather than as interest; (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, pro rate, allocate and spread, in equal parts, the total amount of interest throughout the entire contemplated term of the Debenture; provided that, if the Debenture is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds interest calculated at the Maximum Rate, Lender shall refund to Borrower the amount of such excess or credit the amount of such excess against the principal amount of the Debenture and, in such event, Lender shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving or receiving interest in excess of interest calculated at the Maximum Rate.

         (b) "Maximum Rate" shall mean, on any day, the highest nonusurious rate of interest (if any) permitted by applicable law on such day that at any time, or from time to time, may be contracted for, taken, reserved, charged or received on the Indebtedness evidenced by the Debenture under the laws which are presently in effect of the United States of America or by the laws of any other jurisdiction which are or may be applicable to the holders of the Debenture and such Indebtedness or, to the extent permitted by law, under such applicable laws of the United States of America or by the laws of any other jurisdiction which are or may be applicable to the holder of the Debenture and which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

         18. RIGHTS UNDER LOAN AGREEMENT: This Debenture is issued pursuant to the Convertible Loan Agreement, dated July 3, 1997, by and among the Company, Renaissance III, Renaissance PLC and BOCPII, as Lenders, and Agent and the holders hereof are entitled to all the rights and benefits, and are subject to all the obligations of Lender under said agreement, including the maximum interest rates limitations as specified therein. Both Borrower and Lenders have participated in the negotiation and preparation of the Loan Agreement and of this Debenture. Borrower agrees that a copy of the Loan Agreement with all amendments, additions and substitutions therefor shall be available to the Holders at the offices of Borrower.

         19. DEFINED TERMS: Capitalized Terms used but not defined herein shall have the meaning given them in the Loan Agreement.

         20. STANDBY AGREEMENT: This Agreement and the Debentures, and the indebtedness and obligations evidenced thereby, are subject to (i) the provisions of the Standby Agreement by and among Play By Play Toys & Novelties, Inc., the Chase Manhattan Bank, agent, and Renaissance III, Renaissance PLC, BOCPII, as Lenders, and Agent, dated as of July 3, 1997, which is incorporated herein by reference, (ii) the terms of the form of the Standby Agreement attached as Exhibit A to the Loan Agreement (which terms are hereby incorporated by reference and which terms shall apply with respect to any Senior Obligations hereafter arising without regard to any failure by a holder of a Debenture to enter into a Standby Agreement in accordance with the terms hereof and of
Section 5.18 of the Loan Agreement), and (iii) the terms

                           Issuers Initial __________
of any other Standby Agreement hereinafter executed by the holders of Debentures pursuant hereto and pursuant to Section 5.18 of the Loan Agreement. Each holder of a Debenture hereby agrees, upon the request of Borrower, to enter into a Standby Agreement in the form of Exhibit A to the Loan Agreement with any holder of Senior Obligations.

         21. GOVERNING LAW: This Debenture shall be governed by and construed and enforced in accordance with the substantive laws of the State of Texas, without regard to the conflicts of laws provisions thereof, and the applicable laws of the United States.

         IN WITNESS WHEREOF, the undersigned Borrower has caused this Debenture to be duly issued, executed and delivered on the date and year above stated.

                                         BORROWER

                                         PLAY BY PLAY TOYS & NOVELTIES, INC.

                                         By:___________________________________

                           Issuers Initial __________

The Securities represented by this Debenture have not been registered under the Securities Act of 1933, as amended ("Act"), or applicable state securities laws ("State Acts") and shall not be sold, hypothecated, donated or otherwise transferred unless the Company shall have received an opinion of Legal Counsel for the Company, or such other evidence as may be satisfactory to Legal Counsel for the Company, to the effect that any such transfer shall not require registration under the Act and the State Acts.

                       PLAY BY PLAY TOYS & NOVELTIES, INC.

                           8.00% CONVERTIBLE DEBENTURE

$10,000,000                          NO. 3
                                            Date of Issue: JULY 3, 1997

         PLAY BY PLAY TOYS & NOVELTIES, INC., a Texas corporation (the "Company" or "Borrower"), for value received, promises to pay to:

                       BANC ONE CAPITAL PARTNERS II, LTD.

or to its order, (together with any assignee, jointly or severally, the "Holder" or "Lender") on or before June 30, 2004 (the "Due Date") (unless this Debenture shall have been sooner called for redemption or presented for conversion as herein provided), the sum of TEN MILLION DOLLARS ($10,000,000) (the "Principal Amount") and to pay interest on the Principal Amount at the rate of eight percent (8.00%) per annum as provided herein. The Principal Amount shall be payable in equal monthly payments commencing on June 30, 2000 and continuing through June 30, 2004. All payments of both principal and interest shall be made at the address of the Holder hereof as it appears in the books and records of the Borrower, or at such other place as may be designated by the Holder hereof. This Debenture shall rank PARI PASSU with all Indebtedness of the Borrower, other than the Senior Obligations and the Subordinated Debt.

         1. INTEREST: Interest on the Principal Amount outstanding from time to time shall accrue at the rate of 8.00% per annum and shall be payable in monthly installments commencing July 31, 1997, and subsequent payments shall be made on the last day of each month thereafter until the Principal Amount and all accrued and unpaid interest shall have been paid in full. Subject to Section 16 hereof, overdue principal and interest on the Debenture shall bear interest at the rate of 15% per annum.

         2. MATURITY: If not sooner paid, redeemed or converted, this Debenture shall mature on June 30, 2004 at which time all then remaining unpaid principal and all accrued and unpaid interest and any other charges then due under the Loan Agreement shall be due and payable in full. Upon the request of the Holder, this Debenture shall be prepaid (without premium or penalty) on a PRO RATA basis together with any prepayments of Indebtedness (other than Senior Obligations) which is PARI PASSU with or subordinated to the Debenture, except for payments of subordinated debt to the principal shareholder of the Company pursuant to
Section 2.02 of the Loan Agreement and former stockholders of Ace Novelty Co., Inc., but only if on the date of such prepayment the Borrower is not in compliance with Section 7.01 of the Loan Agreement.

         3. MANDATORY PRINCIPAL INSTALLMENTS: If this Debenture is not sooner redeemed or converted as provided hereunder, Borrower shall pay to Holder, commencing on June 30, 2000, and the last day of each successive month

                           Issuers Initial __________
thereafter prior to maturity, mandatory principal redemption installments, each of such installments to be in the amount of Ten Dollars ($10) per Thousand Dollars ($1,000) of the then remaining principal amount of the Debenture and further, at maturity, shall make a final installment of all of the remaining unpaid Principal Amount balance due plus the amount of any unpaid interest and other charges then due. Each of such installments shall be applied in partial redemption of the Debenture when received by Holder.

         4. REDEMPTION BY HOLDER: (a) If at any time after the date hereof (i) the Company's Common Stock, no par value ("Common Stock"), is not listed for exchange on the NASDAQ National Market System ("National Market"), the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX"), or quoted on the NASDAQ Small Cap System ("Small Cap System"), (ii) any Person acquires more than a majority of the Common Stock, without the Required Lender's consent, or (iii) there is a change during any twelve-month period of at least two-thirds of the members of the Company's Board of Directors, without the Required Lender's consent, the Holder shall have the right for a period of sixty (60) days after the earlier of (y) the receipt of notice of any such event by the Company, or
(z) the occurrence of an event described in this paragraph, if no notice by the Company is given, to require this Debenture to be redeemed by the Company, upon thirty (30) days' notice by the Holder, at the sum equal to the Principal Amount, together with, subject to Section 16 hereof, an amount equal to a 20% compounded annual rate of return through the date of redemption, but not in excess of the maximum amount permitted by applicable law.

         (b) In the event that the Company refunds, refinances or extends the maturity of the Indebtedness evidenced by the Senior Documents in an aggregate principal amount not in excess of $45.8 million and the Company is not in compliance with the agreed minimum financial ratios or standards set forth in
Section 7.01 of the Loan Agreement or would not be in compliance after giving effect thereto, the Holder shall have the right for a period of sixty (60) days after the earlier of (i) the receipt of the notice by the Company provided for in clause (i) of Section 6.01 of the Loan Agreement, or (ii) the occurrence of an event described in this paragraph, if no notice by the Company is given, to require this Debenture to be redeemed by the Company upon thirty (30) days' notice by the Holder, at 101% of par, together with all accrued and unpaid interest through the redemption date.

         (c) In the event that the Company incurs Senior Obligations in an aggregate principal amount not in excess of $45.8 million and the Company is not in compliance with the agreed minimum financial ratios or standards set forth in
Section 7.01 of the Loan Agreement or would not be in compliance after giving effect thereto, the Holder shall have the right for a period of sixty (60) days after the earlier of (i) the receipt of the notice by the Company provided for in clause (i) of Section 6.01 of the Loan Agreement, or (ii) the occurrence of an event described in this paragraph, if no notice by the Company is given, to require this Debenture to be redeemed by the Company upon thirty (30) days' notice by the Holder at 101% of par, together with all accrued and unpaid interest through the redemption date.

         5. OPTIONAL REDEMPTION BY COMPANY: (a) On any interest payment date, and after prior irrevocable notice as provided for below, this Debenture is redeemable, in whole but not in part, at 101% of par, together with accrued and unpaid interest, by the Company until June 30, 2000, if the closing bid price for the Common Stock averages at least $ 34.00 per share for the 20 consecutive trading days prior to the irrevocable notice and the Common Stock is listed or quoted on the National Market, the Small Cap System, AMEX or NYSE, and after June 30, 2000, if the following conditions are satisfied: (i) the closing bid price for the Common Stock averages at least $ 25.50 per share for the 20 consecutive trading days prior to the irrevocable notice and the Common Stock is listed or quoted on the National Market, the Small Cap System, AMEX or NYSE;
(ii) the market price at the date of irrevocable notice is supported by a price to earnings ratio of no greater than 30 times fully diluted net earnings per share of Common Stock, determined in accordance with generally accepted accounting principles, excluding any extraordinary gains or losses of the Borrower; (iii) the average (20 days) daily trading volume shall be no less than 25,000 shares; and (iv) the Borrower shall have filed a registration statement covering the shares of Common Stock issuable upon conversion of the Debenture, which shall have become effective. The foregoing earnings per share and bid price tests shall be duly adjusted for share splits, stock dividends, mergers, consolidations, and other recapitalizations. Redemption is subject to the Holder's prior right to conversion of the Debenture.

                           Issuers Initial __________

         (b) The Company may exercise its right to redeem the Debenture prior to maturity by giving notice (the "Redemption Notice") thereof to the Holder of this Debenture as such name appears on the books of the Borrower, which notice shall specify the terms of redemption (including the place at which the Holder may obtain payment), the total principal amount to be redeemed (such principal amount plus the premium thereon herein called the "Redemption Amount") and the date for redemption (the "Redemption Date"), which date shall not be less than 30 days nor more than 60 days after the date of the notice. On the Redemption Date, the Borrower shall pay all accrued unpaid interest on the Debenture up to and including the Redemption Date and shall pay to the holder a dollar amount equal to the Redemption Amount.

         6. CONVERSION RIGHT: The Holder of this Debenture shall have the right, at holder's option, at any time, to convert all, or, in multiples of $10,000, any part of this Debenture into such number of fully paid and nonassessable shares of Common Stock as provided herein. The Holder of this Debenture may exercise the conversion right by giving written notice (the "Conversion Notice") to Borrower of the exercise of such right and stating the name or names in which the stock certificate or stock certificates for the shares of Common Stock are to be issued and the address to which such certificates shall be delivered. The Conversion Notice shall be accompanied by the Debenture. The number of shares of Common Stock that shall be issuable upon conversion of the Debenture shall equal the face amount of the Debenture divided by the Conversion Price as defined below and in effect on the date the Conversion Notice is given; provided, however, that in the event that this Debenture shall have been partially redeemed, shares of Common Stock shall be issued pro rata, rounded to the nearest whole share. Conversion shall be deemed to have been effected on the date the Conversion Notice is received (the "Conversion Date"). In the case of any Debenture called for redemption, the conversion rights will expire at the close of business on the Redemption Date. Within 20 business days after receipt of the Conversion Notice, Borrower shall issue and deliver by hand against a signed receipt therefor or by United States registered mail, return receipt requested, to the address designated in the Conversion Notice, a stock certificate or stock certificates of Borrower representing the number of shares of Common Stock to which Holder is entitled and a check or cash in payment of all interest accrued and unpaid on the Debenture up to and including the Conversion Date. The conversion rights will be governed by the following provisions:

         (a) CONVERSION PRICE. On the issue date hereof and until such time as an adjustment shall occur, the Conversion Price shall be $ 17.00 PER SHARE; provided, however, that the Conversion Price shall be subject to adjustment at the times and in accordance with the provisions set forth below.

         (i) ADJUSTMENT FOR ISSUANCE OF SHARES AT LESS THAN THE CONVERSION PRICE. If and whenever any Additional Common Stock shall be issued by Borrower (the "Stock Issue Date") for a consideration per share less than the Conversion Price, then in each such case the initial Conversion Price shall be reduced to a new Conversion Price in an amount equal to the price per share for the Additional Common Stock then issued, if issued in connection with a sale of shares, or the value of the Additional Common Stock then issued, as determined in accordance with generally accepted accounting principles, if issued other than for cash, and the number of shares issuable to Holder upon conversion shall be proportionately increased; and, in the case of Additional Common Stock issued without consideration, the initial Conversion Price shall be reduced in amount and the number of shares issued upon conversion shall be increased in an amount so as to maintain for the Holder the right to convert the Debenture into shares equal in amount to the same percentage interest in the Common Stock of the Company as existed for the Holder immediately preceding the Stock Issue Date.

         (ii) SALE OF SHARES. In case of the issuance of Additional Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the gross amount of the cash paid to Borrower for such shares, before deducting any underwriting compensation or discount in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services or for any expenses incurred in connection therewith. In case of the issuance of any shares of Additional Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor, other than cash, shall be deemed to be the then fair market value of the property received.

                           Issuers Initial __________

         (iii) RECLASSIFICATION OF SHARES. In case of the reclassification of securities into shares of Common Stock, the shares of Common Stock issued in such reclassification shall be deemed to have been issued for a consideration other than cash. Shares of Additional Common Stock issued by way of dividend or other distribution on any class of stock of Borrower shall be deemed to have been issued without consideration.

         (iv) SPLIT UP OR COMBINATION OF SHARES. In case issued and outstanding shares of Common Stock shall be subdivided or split up into a greater number of shares of the Common Stock, the Conversion Price shall be proportionately decreased, and in case issued and outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price shall be proportionately increased, such increase or decrease, as the case may be, becoming effective at the time of record of the split-up or combination, as the case may be.

         (v) EXCEPTIONS. The term "Additional Common Stock" herein shall mean all shares of Common Stock hereafter issued by Borrower (including Common Stock held in the treasury of Borrower), except (A) Common Stock issued upon the conversion of any of the Debentures; (B) Common Stock issued upon exercise of any outstanding warrants or options; (C) Common Stock issued upon exercise of outstanding employee stock options; and (D) up to 200,000 shares of Common Stock in addition to Common Stock described in the immediately preceding clauses (A),
(B) and (C).

         (b) ADJUSTMENT FOR MERGERS AND CONSOLIDATIONS.

         (i) In the event of distribution to all Common Stock holders of any stock, indebtedness of Borrower or assets (excluding cash dividends or distributions from retained earnings) or other rights to purchase securities or assets, then, after such event, the Debenture will be convertible into the kind and amount of securities, cash and other property which the holder of the Debenture would have been entitled to receive if the holder owned the Common Stock issuable upon conversion of the Debenture immediately prior to the occurrence of such event.

         (ii) In case of any capital reorganization, reclassification of the stock of Borrower (other than a change in par value or as a result of a stock dividend, subdivision, split up or combination of shares), this Debenture shall be convertible into the kind and number of shares of stock or other securities or property of Borrower to which the holder of the Debenture would have been entitled to receive if the holder owned the Common Stock issuable upon conversion of the Debenture immediately prior to the occurrence of such event. The provisions of the immediately foregoing sentence shall similarly apply to successive reorganizations, reclassifications, consolidations, exchanges, leases, transfers or other dispositions or other share exchanges.

         (iii) The term "Fair Market Value," as used herein, is the value ascribed to consideration other than cash as determined by the Board of Directors of Borrower in good faith, which determination shall be final, conclusive and binding. If the Board of Directors shall be unable to agree as to such fair market value, then the issue of fair market value shall be submitted to arbitration under and pursuant to the rules and regulations of the American Arbitration Association, and the decision of the arbitrators shall be final, conclusive and binding, and a final judgment may be entered thereon; provided, however, that such arbitration shall be limited to determination of the fair market value of assets tendered in consideration for the issue of Common Stock.

         (iv) In the event Borrower shall propose to take any action which shall result in an adjustment in the Conversion Price, Borrower shall give notice to the Holder of this Debenture, which notice shall specify the record date, if any, with respect to such action and the date on which such action is to take place. Such notice shall be given on or before the earlier of 10 days before the record date or the date which such action shall be taken. Such notice shall also set forth all facts (to the extent known) material to the effect of such action on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of this Debenture.

                           Issuers Initial __________

         (v) Following completion of an event wherein the Conversion Price shall be adjusted, Borrower shall furnish to the holder of this Debenture a statement, signed by the Chief Executive Officer and the Secretary of the Borrower, of the facts creating such adjustment and specifying the resultant adjusted Conversion Price then in effect which statement shall constitute an amendment to this Debenture.

         7. ONE-TIME ADJUSTMENT TO CONVERSION PRICE. (a) If the volume-weighted average closing bid price of the Common Stock, as determined by Bloomberg, for the 21 consecutive trading days following Borrower's public press release of its 1998 fiscal year-end financial results (such volume-weighted average closing bid price herein referred to as the "1998 Conversion Price Adjustment Bid Price") is a price less than the existing Conversion Price, then the Conversion Price shall be adjusted downward to an amount equal to the greater of (i) ninety percent (90%) of the 1998 Conversion Price Adjustment Bid Price, or (ii) five (5) times the Company's earnings before interest, taxes, depreciation and amortization (excluding extraordinary gains or losses) per share on a fully diluted basis (excluding shares issued or issuable upon conversion of the Debentures), calculated in accordance with generally accepted accounting principles, for the 1998 fiscal year. The adjustment shall only be utilized to adjust the Conversion Price to a lesser amount than the existing Conversion Price, and no adjustment shall be made if the Company's earnings before interest, taxes, depreciation and amortization (excluding extraordinary gains or losses) for the fiscal year ended July 31, 1998 exceed $17,900,000, excluding extraordinary gains or losses. If an adjustment is required pursuant to Section 7, then the Borrower shall furnish to the holder of this Debenture a statement, signed by the Chief Financial Officer and the Secretary of Borrower, of the facts creating such adjustment and specifying the resultant adjusted Conversion Price then in effect, which statement shall constitute an amendment to the Debenture.

         (b) Notwithstanding anything herein or in the Loan Agreement to the contrary, at no time may the aggregate number of shares of Common Stock into which the Indebtedness represented by the Debentures may be converted, together with the number of shares of Common Stock into which any Debentures have previously been converted (the aggregate being referred to herein as the "Conversion Shares"), exceed 976,219 without the prior approval of the holders of a majority of the shares of Common Stock (excluding shares, if any, held by holders of the Debentures and their Affiliates and acquired as a result of the conversion of any Debenture) voting on such proposal at a duly called meeting of the shareholders of the Company at which a quorum is present in person or by proxy (the "Shareholder Approval").

         (c) If, but for paragraph (b) above, the Conversion Price would be adjusted (the "Conversion Adjustment") as provided by paragraph (a) above such that the number of Conversion Shares exceeds 976,219, then the Conversion Price shall be adjusted as provided by paragraph (a) above, effective as of the adjustment date provided for in paragraph (a) above, ONLY as to the Maximum Convertible Amount. The "Maximum Convertible Amount" shall be the maximum outstanding aggregate principal amount of all of the Debentures which may be converted at the Conversion Price as adjusted by paragraph (a) above such that the number of Conversion Shares would not exceed 976,219, as follows:

                            MCA = CP * (976,219 - SC)

where MCA = Maximum Convertible Amount;

CP = Conversion Price as adjusted by paragraph (a) above, without giving effect to paragraph (b) above; and SC = the number of shares, if any, into which any of the Debentures have been previously converted before effecting the adjustment to the Conversion Price provided by paragraph (a) above

PROVIDED THAT the Maximum Convertible Amount shall be applied PRO RATA among the principal amount of the Debentures outstanding at the time of the Conversion Adjustment. The balance, if any, of the aggregate principal amount outstanding at the time the Conversion Adjustment, after subtracting the Maximum Convertible Amount, shall be the "Remaining Principal Amount." The conversion rights provided for herein shall not be applicable to the Remaining Principal Amount without the Shareholder Approval being obtained.

                           Issuers Initial __________

         (d) Upon the Shareholder Approval being obtained, the Remaining Principal Amount, if any, shall again be convertible in accordance with the terms of this Debenture at the Conversion Price as adjusted by paragraph (a) above. If, but only if, the Shareholder Approval is not obtained by December 31, 1998, then each holder of a Debenture shall have the right, until February 28, 1999, to require the Company, upon ten business days notice to the Company, to redeem the amount of the Remaining Principal Amount, if any, represented by its Debenture at the sum equal to the Remaining Principal Amount, together with (subject to Section 17 hereof) an amount equal to a 20% compounded annual rate of return on the Remaining Principal Amount, but not in excess of the maximum amount permitted by applicable law.

         8. RESERVATION OF SHARES: Borrower warrants and agrees that it shall at all times reserve and keep available, free from preemptive rights, sufficient authorized and unissued shares of Common Stock or treasury shares of Common Stock necessary to effect conversion of this Debenture.

         9. REGISTRATION RIGHTS: Shares issued upon conversion of this Debenture shall be restricted from transfer by the holder except if and unless the shares are duly registered for sale pursuant to the Securities Act of 1933, as amended, or the transfer is exempt from registration. The Holder has certain rights with respect to the registration of shares of Common Stock issued upon the conversion of this Debenture pursuant to the terms of the Loan Agreement. Borrower agrees that a copy of the Loan Agreement with all amendments, additions or substitutions therefor shall be available to the Holder at the offices of Borrower.

         10. TAXES: Subject to Section 2.09 of the Loan Agreement, the Borrower shall pay any documentary or other transactional taxes attributable to the issuance or delivery of this Debenture or the shares of Common Stock issued upon conversion by the Holder (excluding any federal, state or local income taxes and any franchise taxes or taxes imposed upon the Holder by the jurisdiction, or any political subdivision thereof, under which such Holder is organized or is qualified to do business.)

         11.  DEFAULT:

         (a) EVENT OF DEFAULT: An "Event of Default" shall exist if an "Event of Default" (as defined in the Loan Agreement) shall occur and be continuing.

         (b) REMEDIES UPON EVENT OF DEFAULT: If an Event of Default shall have occurred and be continuing, then Lender may exercise any one or more of the rights and remedies provided in the Loan Agreement, as Lender in its sole discretion, may deem necessary or appropriate.

         (c) REMEDIES NONEXCLUSIVE: Each right, power or remedy of the holder hereof upon the occurrence of any Event of Default as provided for in this Debenture or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Debenture or now or hereafter existing at law or in equity or by statute, and the exercise or beginning of the exercise by the holder or transferee hereof of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the holder of any or all such other rights, powers or remedies.

         (d) EXPENSES: Upon the occurrence of a Default or an Event of Default, which occurrence is not cured within the notice provisions, if any provided therefore, Borrower agrees to pay and shall pay all costs and expenses (including attorneys' fees and expenses) incurred by Lender or Agent in connection with the preservation and enforcement of Lender's rights under the Loan Agreement, the Debenture, or any other Loan Document. 12. FAILURE TO ACT AND WAIVER: No failure or delay by the holder hereof to require the performance of any term or terms of this Debenture or not to exercise any right or any remedy shall constitute a waiver of any such term or of any right or of any default, nor shall such delay or failure preclude the holder hereof from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Debenture,

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the holder hereof shall not be deemed to waive the right either to require payment when due of all other amounts payable, or to later declare a default for failure to effect such payment of any such other amount. The failure of the holder of this Debenture to give notice of any failure or breach of the Borrower under this Debenture shall not constitute a waiver of any right or remedy in respect of such continuing failure or breach or any subsequent failure or breach.

         13. HOLDERS RIGHT TO REQUEST MULTIPLE DEBENTURES: The Holder shall, upon written request and presentation of the Debenture, have the right, at any interest payment date, to request division of this Debenture into two or more units, each of such to be in such amounts as shall be requested; provided however that no Debenture shall be issued in denominations of face amount less than $10,000.00.

         14. TRANSFER: Subject to Section 12.08 of the Loan Agreement, this Debenture may be transferred on the books of the Borrower by the registered Holder hereof, or by Holder's attorney duly authorized in writing, only upon (i) delivery to the Borrower of a duly executed assignment of the Debenture, or part thereof, to the proposed new Holder, along with a current notation of the amount of payments received and net Principal Amount yet unfunded, and presentment of such Debenture to the Borrower for issue of a replacement Debenture, or Debentures, in the name of the new Holder, (ii) the designation by the new Holder of the Lender's agent for notice, such agent to be the sole party to whom Borrower shall be required to provide notice when notice to Lender is required hereunder and who shall be the sole party authorized to represent Lender in regard to modification or waivers under the Debenture, the Loan Agreement, or other Loan Documents; and any action, consent or waiver, (other than a compromise of principal and interest), when given or taken by Lender's agent for notice, shall be deemed to be the action of the holders of a majority in amount of the Principal Amount of the Debenture, as such holders are recorded on the books of the Borrower, and (iii) in compliance with the legend to read as follows:

         The Securities represented by this Debenture have not been registered under the Securities Act of 1933, as amended ("Act"), or applicable state securities laws ("State Acts") and shall not be sold, hypothecated, donated or otherwise transferred unless the Company shall have received an opinion of Legal Counsel for the Company, or such other evidence as may be satisfactory to Legal Counsel for the Company, to the effect that any such transfer shall not require registration under the Act and the State Acts.

         The Borrower shall be entitled to treat any holder of record of the Debenture as the Holder in fact thereof and of the Debenture and shall not be bound to recognize any equitable or other claim to or interest in this Debenture in the name of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by applicable law.

         15. NOTICES: All notices and communications under this Debenture shall be in writing and shall be either delivered in person or by overnight service such as FedEx and accompanied by a signed receipt therefor; or mailed first-class United States certified mail, return receipt requested, postage prepaid, and addressed as follows: (i) if to the Borrower at its address for notice as stated in the Loan Agreement; and, (ii) if to the Holder of this Debenture, to the address (a) of such Holder as it appears on the books of the Borrower, or (b) in the case of a partial assignment to one or more Holders, to the Lender's agent for notice, as the case may be. Any notice of communication shall be deemed given and received as of the date of such delivery if delivered; or if mailed, then three days after the date of mailing.

         16. MAXIMUM INTEREST RATE: (a) Regardless of any provision contained in this Debenture, Lender shall never be entitled to receive, collect or apply as interest on the Debenture any amount in excess of interest calculated at the Maximum Rate, and, in the event that Lender ever receives, collects or applies as interest any such excess, the amount which would be excessive interest shall be deemed to be a partial prepayment of principal and treated hereunder as such; and, if the principal amount of the Debenture is paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds interest calculated at the Maximum Rate, Borrower and Lender shall, to the maximum extent permitted under applicable law, (i) characterize any non principal payment as an expense, fee or premium rather than as interest; (ii) exclude voluntary prepayments and the

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effects thereof, and (iii) amortize, pro rate, allocate and spread, in equal parts, the total amount of interest throughout the entire contemplated term of the Debenture; provided that, if the Debenture is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds interest calculated at the Maximum Rate, Lender shall refund to Borrower the amount of such excess or credit the amount of such excess against the principal amount of the Debenture and, in such event, Lender shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving or receiving interest in excess of interest calculated at the Maximum Rate.

         (b) "Maximum Rate" shall mean, on any day, the highest nonusurious rate of interest (if any) permitted by applicable law on such day that at any time, or from time to time, may be contracted for, taken, reserved, charged or received on the Indebtedness evidenced by the Debenture under the laws which are presently in effect of the United States of America or by the laws of any other jurisdiction which are or may be applicable to the holders of the Debenture and such Indebtedness or, to the extent permitted by law, under such applicable laws of the United States of America or by the laws of any other jurisdiction which are or may be applicable to the holder of the Debenture and which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

         17. RIGHTS UNDER LOAN AGREEMENT: This Debenture is issued pursuant to the Convertible Loan Agreement, dated July 3, 1997, by and among the Company, Renaissance III, Renaissance PLC and BOCPII, as Lenders, and Agent and the holders hereof are entitled to all the rights and benefits, and are subject to all the obligations of Lender under said agreement, including the maximum interest rates limitations as specified therein. Both Borrower and Lenders have participated in the negotiation and preparation of the Loan Agreement and of this Debenture. Borrower agrees that a copy of the Loan Agreement with all amendments, additions and substitutions therefor shall be available to the Holders at the offices of Borrower.

         18. DEFINED TERMS: Capitalized Terms used but not defined herein shall have the meaning given them in the Loan Agreement.

         19. STANDBY AGREEMENT: This Agreement and the Debentures, and the indebtedness and obligations evidenced thereby, are subject to (i) the provisions of the Standby Agreement by and among Play By Play Toys & Novelties, Inc., the Chase Manhattan Bank, agent, and Renaissance III, Renaissance PLC, BOCPII, as Lenders, and Agent, dated as of July 3, 1997, which is incorporated herein by reference, (ii) the terms of the form of the Standby Agreement attached as Exhibit A to the Loan Agreement (which terms are hereby incorporated by reference and which terms shall apply with respect to any Senior Obligations hereafter arising without regard to any failure by a holder of a Debenture to enter into a Standby Agreement in accordance with the terms hereof and of
Section 5.18 of the Loan Agreement), and (iii) the terms of any other Standby Agreement hereinafter executed by the holders of Debentures pursuant hereto and pursuant to Section 5.18 of the Loan Agreement. Each holder of a Debenture hereby agrees, upon the request of Borrower, to enter into a Standby Agreement in the form of Exhibit A to the Loan Agreement with any holder of Senior Obligations.

         20. GOVERNING LAW: This Debenture is payable in the State of Ohio, and the principal executive offices of the Holder are located in the State of Ohio. The laws of the State of Ohio (other than its conflict-of-laws principles) and the laws of the United States of America shall govern the validity or enforceability and the interpretation or construction of all of the provisions of this Debenture and all issues thereunder, including, without limitation, the maximum lawful rate, and any questions or issues with respect to whether interest, fees, and other consideration charged, contracted for or received by the Holder under this Debenture or any other Loan Documents exceed the maximum lawful rate.

         21. SUBMISSION TO JURISDICTION: WAIVER OF SERVICE AND VENUE: Borrower agrees to the jurisdiction of any state court sitting in the County of Franklin, State of Ohio, and to the jurisdiction of any federal court sitting in the Southern District, Eastern Division of Ohio, and waives any objection based on venue or FORUM NON CONVENIENS with respect to any action instituted therein, and agrees that any dispute concerning this Debenture shall be heard only in the courts described above.

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         IN WITNESS WHEREOF, the undersigned Borrower has caused this Debenture to be duly issued, executed and delivered on the date and year above stated.


                                         BORROWER

                                         PLAY BY PLAY TOYS & NOVELTIES, INC.

                                         By:___________________________________

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                           Issuers Initial __________